Exhibit 10.9

SILENTIUM LTD.

SERIES C PREFERRED SHARE PURCHASE AND RECAPITALIZATION

AGREEMENT

This SERIES C PREFERRED SHARE PURCHASE AGREEMENT (this “Agreement”) effective as of September 5, 2024 (the “Effective Date”) by and between Silentium Ltd, a private company incorporated under the laws of the State of Israel (the “Company”), and the purchasers whose names are set forth in Exhibit A and Exhibit A-1 attached hereto (each a “Purchaser” and together the “Purchasers”).

BACKGROUND

WHEREAS, the Company desires to raise capital by means of issuance and sale of up to 1,538,461,538 shares of Series C Preferred Shares, of no par value, of the Company (the “New Series C Shares” or the “Purchased Shares”), at a purchase price of US$ 0.00325 per share (the “Preferred C Price Per Share”) and an aggregate purchase price of up to US$3,625,000 (the “Purchase Price”);

WHEREAS, each of the Purchasers listed on Exhibit A-1 attached hereto (each also referred to hereunder as a “SAFE Holder” and collectively, the “SAFE Holders”) is a holder of a simple agreement for future equity by and among the Company and the SAFE Holders, as amended herein, in the aggregate amount of US$2,675,000 (the “SAFEs”), and at the Closing (as defined below), the SAFEs shall be converted into 315,820,542 shares of a newly created class of Series B-1 Preferred Shares, of no par value, of the Company (the “New Series B-1 Shares”), at a price of US$0.00847 per each New Series B-1 Share (the “SAFE Conversion Price”);

WHEREAS, each of the Purchasers listed on Exhibit A-1 attached hereto (each also referred to hereunder as a “SAFE Warrant Holder” and collectively, the “SAFE Warrant Holders”) is entitled to a warrant issued in connection with an Equity Financing (as defined therein) pursuant to the terms of the SAFE (the “SAFE Warrants”), and at the Closing (as defined below), the terms of SAFE Warrants shall be amended so that instead of being exercisable into Series D-2 Preferred Shares, they will be exercisable into 315,820,542 shares of a newly created class of Series B-2 Preferred Shares, of no par value, of the Company (the “New Series B-2 Shares”), at a price per share as set forth in this Agreement;

WHEREAS, prior to the Closing (as defined below), all currently existing (prior to the Closing) shares of Series A Preferred Shares, of no par value, of the Company (“Series A Preferred Shares”), shares of Series B-1 Preferred Shares, of no par value, of the Company (“Series B-1 Preferred Shares”), shares of Series B-2 Preferred Shares, of no par value each, of the Company (“Series B-2 Preferred Shares”), shares of Series B-3 Preferred Shares, of no par value, of the Company (“Series B-3 Preferred Shares”), shares of Series B-4 Preferred Shares, of no par value, of the Company (“Series B-4 Preferred Shares”), shares of Series C-1 Preferred Shares, of no par value, of the Company (“Series C-1 Preferred Shares”), shares of Series C-2 Preferred Shares, of no par value, of the Company (“Series C-2 Preferred Shares”), shares of Series D Preferred Shares, of no par value, of the Company (“Series D Preferred Shares”), shares of Series D-1 Preferred Shares, of no par value, of the Company (“Series D-1 Preferred Shares”), and shares of Series D-2 Preferred Shares, of no par value, of the Company (“Series D-2 Preferred Shares”) then issued and outstanding, shall be converted, without consideration, on a 1:1 basis, into ordinary shares of no par value, of the Company (the “Conversion Shares”, the “Ordinary Shares” respectively) (the “Pre-Closing Conversion”), and upon the Closing the Company shall effect the Purchasers Exchange (as defined below) with respect to the applicable Purchasers, as further detailed below; and

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WHEREAS, prior to the Closing, all outstanding warrants (other than the second Warrant issued to Mizrahi Tefahot Bank Ltd. on October 20, 2022 (“MTB Second Warrant”) which remains in full force under its terms) and options (which were not granted pursuant to the Company’s option plan) issued to certain stakeholders of the Company (collectively, the “Options”) shall be amended into warrants or options (as applicable) to purchase Ordinary Shares of the Company, at an exercise price as specified in each such warrant or option.

WHEREAS, the Purchasers, severally and not jointly, desire to purchase the Purchased Shares on the terms and subject to the conditions set forth in this Agreement.

NOW, THEREFORE, this Agreement is intended to set forth all of the terms and conditions upon which the parties hereto have agreed to effectuate the purchase and sale of the Purchased Shares.

AGREEMENT

1.              Issuance and Purchase of the Purchased Shares

1.1.          Authorization. The Company will, prior to the Closing (as defined below), authorize the sale and issuance of the Purchased Shares, having the rights, privileges and preferences set forth in the Company’s Amended and Restated Articles of Association (the “Restated Articles”) in the form attached hereto as Exhibit B.

1.2.         Sale of Purchased Shares. Subject to the terms and conditions of this Agreement, each Purchaser agrees to purchase and the Company agrees to sell and issue to each Purchaser, such number of New Series C Shares as set forth opposite the name of each Purchaser in Exhibit A attached hereto, at the Preferred C Price Per Share, which is based upon a Company’s pre-money valuation of US$ 6,000,000 on a Fully-Diluted Basis, as reflected in the capitalization table of the Company attached hereto as Schedule 3.5 (the “Capitalization Table”).

In this Agreement, “Fully-Diluted Basis” shall mean all issued and outstanding shares of the Company, including but not limited to (i) all Ordinary Shares, and preferred shares (being deemed converted to Ordinary Shares), (ii) all securities convertible into Ordinary Shares being deemed so converted, (iii) all convertible loans and all accrued interest thereon, being deemed so converted (including the SAFEs), (iv) all options, warrants and other rights to acquire shares or exchangeable for shares deemed allocated and exercised, (v) adjustments of numbers of issued shares triggered by or in connection with this financing (if any), and (vi) all options promised, reserved for and/or allocated to employees, directors and consultants deemed converted and/or granted and/or exercised, but excluding the Option Pool Increase.

1.3.          SAFEs. At the Closing, the SAFEs shall be converted into such number of New Series B-1 Shares as set forth opposite the name of such SAFE Holder in Exhibit A-1 attached hereto, at the SAFE Conversion Price, and the Company shall issue to each SAFE Holder at the Closing, such number of New Series B-1 Shares, against the conversion of its respective SAFE. By virtue of executing this Agreement, and subject to subsection 1.4 below, the Company and each of the undersigned SAFE Holders agrees and confirms that the entire purchase amount evidenced by such SAFE is being tendered to the Company in exchange for the applicable New Series B-1 Shares as set forth in Exhibit A-1 attached hereto and that the SAFE, and all rights thereunder (including, for avoidance of doubt, the 3x liquidation preference set forth in the SAFE), are automatically and irrevocably terminated upon the Closing, without the need for any further action by the Company, the SAFE Holders and/or any third party and shall have no further force or effect and all side letters or related agreements executed in connection therewith shall be immediately deemed satisfied in full and terminated in their entirety, including, but not limited to, any security interest effected therein. Each SAFE Holder, and\or any of its affiliates, shall have no further rights, claims or demands against the Company in connection with the SAFE. In the event of any conflict between the terms of the SAFEs and the terms of this Agreement, the terms of this Agreement shall prevail and for the avoidance of doubt, each of the undersigned SAFE Holders, hereby agrees that the SAFEs are hereby amended to give effect to the foregoing. Each SAFE Holder hereby waives such SAFE Holder’s right to notices, if any, under the SAFE in connection with the conversion of the amounts evidenced by the SAFE as provided hereunder.

1.4.          SAFE Warrants. At the Closing, the warrant underlying each SAFE (the “SAFE Warrants”) shall survive, but be exercisable only into such number New Series B-2 Shares as set forth opposite the name of such SAFE Warrant Holder in Exhibit A-1 attached hereto, at a price per share equal to the SAFE Conversion Price, provided however that if prior to the expiration of the SAFE Warrant, the Company is acquired for Fifty Million U.S Dollars ($50,000,000.00) or less, then the exercise price per share shall be reduced to Zero ($0.00), and upon exercise of the SAFE Warrants, the Company shall issue to each SAFE Warrant Holder at the Closing, such number of New Series B-2 Shares, against the exercise of its respective SAFE Warrant. In the event of any conflict between the terms of the SAFE Warrants and the terms of this Agreement, the terms of this Agreement shall prevail and for the avoidance of doubt, each of the undersigned SAFE Warrant Holders, hereby agrees that the SAFE Warrants are hereby amended to give effect to the foregoing. Each SAFE Warrant Holder hereby waives such SAFE Warrant Holder’s right to notices, if any, under the SAFE Warrant in connection with the conversion of the amounts evidenced by the SAFE Warrant as provided hereunder.

1.5.          Use of Proceeds. The Company shall use the Purchase Price received from the Purchasers for general working capital purposes pursuant to a budget approved from time to time by the board of directors of the Company (the “Board”).

1.6.          Pre-Closing Conversion; Purchasers Exchange. Prior to the Closing, the Company shall affect the Pre-Closing Conversion. Upon the Closing, a Purchaser that, together with its Affiliates, invested under this Agreement and purchased New Series C Shares, shall have the right to convert a portion of its Conversion Shares (the shares deriving from the conversion of such shareholder’s most senior shares (either of one class of shares, or of different classes of shares), into Ordinary Shares) into shares of newly created Series A Preferred Shares (the “New Series A Shares”) in such number equal to the quotient obtained by dividing: (x) the Purchase Price paid by such Purchaser by (y) the original issue price of such Purchaser’s preferred shares that were converted into Conversion Shares as detailed in Exhibit A-2 attached hereto (the “Purchasers Exchange”). The New Series A Shares shall be divided into sub-classes, with each sub-class representing the original issue price corresponding to the Purchaser’s Exchange, such that: (i) shares exchanged in accordance with the Series D Preferred Shares original issue price, the Series D-1 Preferred Shares original issue price and the Series D-2 Preferred Shares original issue price shall be classified as Series A-1 Preferred Shares (the “Preferred A-1 Shares”), (ii) shares exchanged in accordance with the Series C-2 Preferred Shares original issue price shall be classified as Series A-2 Preferred Shares (the “Preferred A-2 Shares”), (iii) shares exchanged in accordance with the Series C-3 Preferred Shares original issue price shall be classified as Series A-3 Preferred Shares (the “Preferred A-3 Shares”), (iv) shares exchanged in accordance with the Series B-4 Preferred Shares original issue price shall be classified as Series A-4 Preferred Shares (the “Preferred A-4 Shares”), (v) shares exchanged in accordance with the Series B-3 Preferred Shares original issue price the Series B-2 Preferred Shares original issue price shall be classified as Series A-5 Preferred Shares (the “Preferred A-5 Shares”), (vi) shares exchanged in accordance with the Series B-1 Preferred Shares original issue price shall be classified as Series A-6 Preferred Shares (the “Preferred A-6 Shares”), and (vii) shares exchanged in accordance with the Series A Preferred Shares original issue price shall be classified as Series A-7 Preferred Shares (the “Preferred A-7 Shares”).

“Affiliate” means with respect to any specified person or entity, any other person or entity who, directly or indirectly, controls, is controlled by, or is under common control with such person or entity, including without limitation any general partner, limited partner, managing member, officer, director or trustee of such Person, or any venture capital fund or investment company now or hereafter existing that is controlled by one or more general partners, managing members of, or shares the same management company with, such person or entity, including affiliated partnerships managed by the same managing partner or management company.

2.              Closing.

2.1.          The closing of the purchase, sale and issuance of the Purchased Shares hereunder to the Purchasers shall take place (the “Closing”) on the date of this Agreement concurrently with the signing hereof (the “Closing Date”). The Closing shall be held remotely, via the exchange of documents and signatures or at such other manner, time or place upon which the Company and the Purchaser(s) purchasing the majority of New Series C Shares hereunder (the “Majority Purchaser(s)”) shall agree. At the Closing, the following transactions shall occur, which transactions shall be deemed to take place simultaneously and no transaction shall be deemed to have been completed or any document delivered until all such transactions have been completed and all required documents delivered.

2.2.          At Closing, against payment of the Purchase Price to the Company, the Company shall deliver to each Purchaser the following documents:

2.2.1.          True and correct copies of resolutions of the Company’s shareholders, by which, among others (i) the Restated Articles shall have been properly adopted as an amendment to and restatement of the Articles of Association of the Company and by which the authorized share capital of the Company was reclassified as described in the Restated Articles, and (ii) waivers of preemptive, anti-dilution (if any) and any other adjustment, participation or veto rights are made by the requisite shareholders of the Company;

2.2.2.          True and correct copies of amended Option (or written consents of the holders thereof) by which, the Options shall have been amended to reflect the shares underlying such Options are Ordinary Shares.

2.2.3.          True and correct copies of resolutions of the Board (i) authorizing the issuance and sale of the New Series C Shares to the Purchasers upon and subject to the payment of the Purchase Price, the issuance to the SAFE Holders of New Series B-1 Shares upon conversion of the SAFES, and issuance to the SAFE Warrant Holders on New Series B-2 Shares upon exercise of the SAFE Warrants (iii) reserving a sufficient number of Ordinary Shares to be issued upon conversion of the Purchased Shares and authorizing the issuance of such Ordinary Shares upon such conversion, (iv) reserving additional Ordinary Shares of the Company (following the Closing) for the purpose of granting to employees, officers and directors of the Company options to purchase Ordinary Shares (the “Option Pool Increase”) such that the total reserved Ordinary Shares (allocated and un-allocated) for such purpose following the Closing shall represent 15% of the Company’s share capital on a Fully Diluted Basis, and (iv) approving the execution, delivery and performance by the Company of this Agreement, including all of its exhibits and schedules;

2.2.4.          A duly executed compliance certificate as set forth in Section 5.8 hereof in the form attached hereto as Schedule 2.2.4;

2.2.5.          True and correct copies of all waivers of third-party consents required in connection with the transaction contemplated hereby; and

2.3.          Immediately prior to the Closing, the Company shall effect the Pre-Closing Conversion, as reflected in the Capitalization Table.

2.4.          The Company shall register the allotment of the Purchased Shares to the Purchasers, in the shareholder register of the Company.

2.5.          Each Purchaser shall cause the transfer to the Company of the Purchase Price for the New Series C Shares purchased by it, as set forth in Exhibit A attached hereto, by wire transfer to the Company’s account.

2.6.          Rights Agreement. At the Closing, the Company, each Purchaser and the requisite shareholders of the Company to amend the Rights Agreement (as defined below), shall execute and deliver the Amended and Restated Shareholders’ Rights Agreement, a copy of which is attached hereto as Exhibit C (the “Rights Agreement”).

2.7.          Share Certificates. Following the Closing, the Company shall issue share certificates representing the applicable amount of Purchased Shares registered in the name of each Purchaser.

3.            Representations and Warranties of the Company.

3.1.          As an inducement to the Purchasers to purchase the Purchased Shares, the Company hereby represents and warrants to the Purchasers as of the Closing Date, as follows, and acknowledges that the Purchasers are entering into this Agreement in reliance thereon, except as set forth in the Schedule of Exceptions attached hereto as Schedule 3 (“Schedule of Exceptions”) (which exceptions shall be deemed to be an integral part of the representations and warranties made hereunder. The Schedule of Exceptions shall be arranged in sections corresponding to the numbered and lettered sections and subsections contained in this Section 3, and the disclosures in any section or subsection of the Schedule of Exceptions shall qualify to the corresponding sections and subsections in this Section 3. Any matter disclosed pursuant to one section or subsection of the Schedule of Exceptions is deemed disclosed for all other sections or subsections of this Schedule of Exceptions).

3.2.           Organization and Standing. The Company is a corporation duly organized and validly existing under, and by virtue of, the laws of the State of Israel and is in good standing under such laws. The Company has all requisite corporate power and authority to own and operate its properties and assets, and to carry on its business as presently conducted and as proposed to be conducted.

3.3.          Corporate Power. The Company will have at the Closing Date all requisite legal and corporate power and authority (i) to execute and deliver this Agreement and the Rights Agreement, (ii) to sell and issue the Purchased Shares hereunder and to issue the Ordinary Shares issuable upon conversion of the Purchased Shares, and (iii) to carry out and perform its obligations under this Agreement and the Restated Articles (collectively, the “Transaction Agreements”). The Company has obtained all permits, licenses and other authorizations which are required to be maintained by it for the conduct of its business as now being conducted, and each of them is in compliance with the terms and conditions of all such permits, licenses and authorizations. The Company is duly qualified to do business and is in good standing as a foreign corporation in all jurisdictions in which it currently operates.

3.4.         Subsidiaries. Except as set forth in Schedule 3.4, the Company has no subsidiaries and does not otherwise own or control, directly or indirectly, any equity interest in any corporation, association or business entity. The Company is not a participant in any joint venture, partnership, or similar arrangement.

3.5.          Capitalization.

(i)          The registered share capital of the Company consists, immediately prior to the Closing and prior to the Pre-Closing Conversion, of: (a) 1,500,000,000 Ordinary Shares, of which 7,371239 shares are issued and outstanding, and (b) 500,000 Preferred A shares of which 358,520 are issued and outstanding; (c) 42,000,000 Preferred B-1 Shares of which 35,610,402 are issued and outstanding; (d) 142,000,000 Preferred B-2 Shares of which 131,359,374 are issued and outstanding; (e) 130,000,000 Preferred B-3 Shares of which 84,179,815 are issued and outstanding; (f) 60,000,000 Preferred B-4 Shares of which 24,946,121 are issued and outstanding; (g) 26,000,000 Preferred C-1 Shares of which 25,810,914 are issued and outstanding; (h) 280,000,000 Preferred C-2 Shares of which 253,048,375 are issued and outstanding; (i) 300,000,000 Preferred D Shares of which 123,753,638 are issued and outstanding; (j) 64,000,000 Preferred D-1 Shares of which 59,110,363 are issued and outstanding; (k) 250,000,000 Preferred D-2 Shares of which 171,601,295 are issued and outstanding;. The outstanding shares of the Company have been duly authorized and validly issued in compliance with all applicable laws, and are fully paid and non-assessable. All of the Company’s shares are held beneficially and on record as set forth in the capitalization table attached hereto as Schedule 3.5(i) prior to the Closing, and as of the Closing (including the beneficial and record ownership of any shareholder that is a limited liability company or partnership).

(ii)          92,116,632 Ordinary Shares allocated to employees, consultants and/or directors pursuant to the option plan of the Company (excluding options granted to Mashav Barath). The Ordinary Shares and the Preferred Shares shall have the rights, preferences, privileges and restrictions set forth in the Restated Articles.

(iii)         Other than as specified in Schedule 3.5(ii), except for shares and options noted in the Capitalization Table, there are no outstanding options, warrants or convertibles for the purchase from the Company of any of its shares.

3.6.          Authorization. All corporate actions on the part of the Company necessary for the authorization, execution, delivery and performance of the Transaction Agreements, the authorization, sale, issuance and delivery of the Purchased Shares, the Ordinary Shares issuable upon conversion of the Purchased Shares and the performance of all of the Company’s obligations under the Transaction Agreements have been taken or will be taken prior to the Closing. The Transaction Agreements, when executed and delivered by the Company, shall constitute valid and binding obligations of the Company, enforceable in accordance with their terms, subject to (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors; (ii) rules of law governing specific performance, injunctive relief or other equitable remedies; and (iii) the extent the indemnification provisions contained in the Rights Agreement may be limited by applicable securities laws. The Purchased Shares, when issued in compliance with the provisions of this Agreement, will be validly issued, fully paid and non-assessable, and will have the rights, preferences and privileges described in the Restated Articles; the Ordinary Shares issuable upon conversion of the Purchased Shares have been duly and validly reserved and, when issued in compliance with the provisions of this Agreement and the Restated Articles, will be validly issued, fully paid and non-assessable. The Purchased Shares and the Ordinary Shares issued upon conversion of the Purchased Shares will be, upon their issuance, free and clear of any liens or encumbrances or other rights of third parties (including but not limited to, rights for pre-emptive or anti-dilution protection), other than any liens or encumbrances created by or imposed upon the Purchasers (the “Encumbrances”). The issuance of Purchased Shares is not and the Ordinary Shares issuable upon conversion of the Purchased Shares will not be subject to any preemptive rights, rights of first refusal or other restrictions of transferability.

3.7.          Financial Statements and Liabilities; Absence of Changes.

(i)          Financial Statements and Liabilities. The Company has delivered to the Purchasers its audited financial statements as of and for the fiscal year ended on December 31, 2022 and its unaudited un-reviewed internally prepared balance sheet as of and for the period ended June 30, 2024 (the “Financial Statement Date”) attached hereto as Schedule 3.7(i) (the “Financial Statements”). The Financial Statements are true and correct in all material respects. The Company has no material liabilities or obligations other than as detailed in the Financial Statements and/or in Schedule 3.7(ii).

3.8.          Intellectual Property.

(i)          The Company owns and has developed, or has the right to use, free and clear of all liens, charges, claims and restrictions, to all Company all patents, trademarks, service marks, trade names, copyrights, licenses and rights, and all trade secrets, including know-how, inventions, designs, processes, works of authorship, computer programs and technical data and information used and sufficient for use in the conduct of its business as presently conducted (collectively herein “Intellectual Property”), without, to the Company’s knowledge infringing upon or otherwise acting adversely to the right or claimed right of any other person or entity under or with respect to the foregoing, including without limitation the past and present employees and employers of the past and present employees and consultants of the Company. Neither the Company nor to the knowledge of the Company, any employee or consultant of the Company, has received, or is aware of, any communications alleging that the Company or an employee or a consultant of the Company has violated, or by conducting the Company’s business as now conducted or as currently conducted, would violate, patents, trademarks, service marks, trade names, copyrights or trade secrets or other proprietary rights of other persons or entities, nor is the Company aware of any similar violation of its Intellectual Property by others, nor is the Company aware of any basis therefore.

(ii)         Schedule 3.8(ii) identifies each (i) funding from any government authority; (ii) facilities of a university, college, other educational institution or research center, which was used in the development of the Intellectual Property owned by the Company.

3.9.         Litigation. There is no action, suit, proceeding or investigation pending or to the Company’s knowledge currently threatened against the Company that questions the validity of the Transaction Agreements, or the right of the Company to enter into any such agreements, or to consummate the transactions contemplated hereby or thereby, or that might result, either individually or in the aggregate, in any material adverse changes in the assets, condition, affairs or prospects of the Company, financially or otherwise, or any change in the current equity ownership of the Company. The foregoing includes, without limitation, actions pending or to the Company’s knowledge threatened involving the prior employment of any of the Company’s employees or consultants, their use in connection with the Company’s business of any information or techniques allegedly proprietary to any of their former employers, or their obligations under any agreements with prior employers. The Company is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company currently pending or that the Company intends to initiate.

3.10.        Registration Rights. Except as set forth in the Rights Agreement, the Company is not under any contractual obligation to register any of its presently outstanding securities or any of its securities that may hereafter be issued.

3.11.        Governmental Consent. Except as set forth in Schedule 3.11, no consent, approval authorization of or designation, declaration or filing with any governmental authority on the part of the Company is required in connection with the valid execution and delivery of the Transaction Agreements, or the offer, sale or issuance of the Purchased Shares and the Ordinary Shares issuable upon conversion of the Purchased Shares, or the consummation of any other transaction contemplated hereby or thereby.

3.12.        No Third-Party Consents. Except as set forth in Schedule 3.12, the execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, require any consent, approval, order or authorization of any individual, corporation, partnership, joint venture, trust, business association or other entity that has not been, or will not have been obtained by the Company prior to the Closing.

3.13.        No Breach. The Company is not in violation or default of any term of its Articles of Association as in affect prior to the Closing, or in any material violation or material default of any provision of any mortgage, indenture, contract, agreement, instrument or contract to which it is a party or by which it is bound or of any judgment, decree, order or writ except where such violation or default is not likely to result in material adverse effect on the Company’s business (“Material Adverse Effect”). Neither the execution and delivery of the Transaction Agreements, nor compliance by the Company with the terms and provisions hereof and thereof, will result in, with or without the passage of time, a breach or violation of, any of the terms, conditions and provisions of: (a) the Company’s Articles of Association as in affect prior to the Closing, or of the Restated Articles, (b) any judgment, order, injunction, decree, or ruling of any court or governmental authority, domestic or foreign, to which the Company is subject, (c) any material agreement, contract, lease, license or commitment to which the Company is a party or to which it is subject, or, to the Company’s knowledge (d) applicable law, except where such violation or default is not likely to result in Material Adverse Effect.

Such execution, delivery and compliance will not, with or without the passage of time, (x) give to others any rights, including but not limited to rights of termination, cancellation or acceleration, in or with respect to any material agreement, contract or commitment referred to in this paragraph, or to any of the material properties of the Company, or (y) otherwise require the consent or approval of any person, which consent or approval has not heretofore been obtained, or (z) result in the creation of any lien, charge, or encumbrance upon any assets of the Company. Neither the execution nor delivery of the Transaction Agreements, nor the carrying on of the Company’s business as presently conducted or as proposed to be conducted, will conflict with or result in a material breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any of the Company’s employees or consultants is obligated, which breach or conflict would likely have a Material Adverse Effect on the business of the Company.

3.14.        Interested Party Transaction. Neither the Company nor any officer, director or shareholder thereof, or any affiliate of any such person or entity, has or has had, either directly or indirectly, an interest in any person or entity which (i) owns, directly or indirectly, any debt, more than one percent (1%) equity or other interest or investment in any corporation, association or other entity which is a competitor, lessor, lessee, customer, supplier or advertiser of the Company; (ii) has been involved in any business arrangement or relationship with the Company, which is material to the Company or its business. (iii) has any cause of action or other claim whatsoever against or owes any amount to, or is owed any amount by the Company; (iii) has any interest in or owns any property or right, including Intellectual Property, material to the Company in the conduct of its business as presently conducted and as currently proposed to be conducted; or (v) has lent or advanced any money to, or borrowed any money from, or guaranteed or otherwise become liable for any indebtedness or other obligations of the Company. Except as set forth in Schedule 3.14, there are no existing arrangements or proposed transactions between the Company and any officer, director, or holder of share capital of the Company, or any affiliate or associate of any such person. No employee, shareholder, officer, or director of the Company is indebted to the Company, nor is the Company indebted (or committed to making loans or extend or guarantee credit) to any of them.

3.15.        Regulatory Compliance; Permits. The Company (i) is and at all times has been in material compliance with all laws, statutes, regulations, rules, judgments, ordinances or orders of any court or any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, to which it is subject or which are applicable to its business, operations, employees, assets or properties (“Laws”); (ii) holds, and is operating in compliance in all material respects with all franchises, grants, authorizations, licenses, permits, easements, consents, certificates and orders of any governmental authority or self-regulatory body required for the conduct of its business (“Authorizations”), and is not aware of and has not received any written notice of adverse finding, untitled letter or other correspondence or notice from any governmental authority alleging or asserting noncompliance with any Laws or Authorizations; (iii) has not received written notice of any claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration or other action from any governmental authority or third party alleging that any product operation or activity is in violation of any Laws or Authorizations, and has no knowledge that any such governmental authority or third party is considering any such claim, litigation, arbitration, action, suit, investigation or proceeding; (iv) has not received written notice that any governmental authority has taken, is taking, or intends to take action to limit, suspend, modify or revoke any Authorizations and it has no knowledge that any such governmental authority is considering such action; and (v) has filed, obtained, maintained or submitted all material reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments as required by any Laws or Authorizations and that all such reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments were complete and correct in all material respects on the date filed (or were corrected or supplemented by a subsequent submission). The Company is not in violation or default under any Authorization and\ or under any term or provision of any mortgage, indenture, contract, agreement or instrument to which the Company is a party or by which it or any of its property is bound or of any provision of any state or federal judgment, decree, order, statute, rule or regulation applicable to or binding upon the Company, that the violation of which would have a Material Adverse Effect. The Company is conducting its business in all material respects in accordance with all Laws. The Company is in compliance, in all material respects, with all the applicable filing requirements of the Registrar of Companies. The Company is not registered under the status and has not been declared by the Registrar as a “violating company” within the meaning of Section 362a of the Israeli Companies Law, and it has not received any notice or warning (in writing or otherwise) concerning any intention of the Registrar to register and/or declare the Company as a “violating Company”.

3.16.       Grants; Government Incentives. Except as set forth in Schedule 3.16, The Company has not received and has not applied for any grants, funds, incentives, benefits (including tax benefits) and subsidies from any governmental authority, regulatory authority or any agency thereof or other non-profit sources, including the National Authority for Technological Innovation of Israel’s Ministry of Economy (formerly “Office of the Chief Scientist”) (“Innovation Authority”) and\or the Investment Center, nor were any facilities or resources of a university, college, other educational institution or research center or funding from third parties used in the development of any Intellectual Property owned by the Company.

3.17.       No Insolvency Proceedings. No insolvency proceeding of any character, including, without limitation, bankruptcy, receivership, reorganization, composition or arrangement with creditors, voluntary or involuntary, affecting the Company or any of its assets or properties, is pending or, to the knowledge of the Company, threatened. The Company has not knowingly taken any action in contemplation of, or that would constitute the basis for, the institution of any such insolvency proceedings.

3.18.        Anti-Bribery; Export. Neither the Company nor or any director, officer employee, agent or representative of the Company has taken on behalf of the Company any action in furtherance of an offer, payment, promise to pay, or authorization or approval of the payment or giving of money, property, gifts or anything else of value, directly or indirectly, to any government official (including any officer or employee of a government or government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office) to improperly influence official action or secure an improper advantage; and the Company has conducted its business in compliance with applicable anti-corruption laws, including, for the avoidance of doubt, the Bribery Act 2010 (if applicable). The Company further represents that, if applicable, it has not and does not engage in activities prohibited to persons subject to the jurisdiction of the United States by the United States Trading with the Enemy Act of 1917, as amended, or the United States International Emergency Economic Powers Act of 1977, as amended, or the regulations promulgated under either such Act, and that it neither has its principal place of business in Myanmar or Sudan or generates more than 50% of its revenue from either of these countries and has not and does not, directly or indirectly, engage in activities in or with any jurisdiction prohibited or otherwise restricted under the U.S. law (if applicable) or any applicable law that prohibit bribery, corrupt practices or money laundering, including, for the avoidance of doubt, the Bribery Act 2010 (if applicable).

3.19.       Disclosure. The Company has provided the Purchasers with all information requested by the Purchasers and reasonably available to the Company. Neither this Agreement (including all of the schedules and exhibits attached hereto), as qualified by the Schedule of Exceptions, contains any untrue statement of a material fact or to the Company’s knowledge omits to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances under which they were made. There is no material fact or information (individually or in the aggregate) relating to the business, prospects, condition (financial or otherwise), affairs, operations, or assets of the Company that have been requested by the Purchasers and not been set forth in the Transaction Agreements, the schedules and exhibits hereto and thereto.

4.              Representations and Warranties of the Purchasers.

Each Purchaser hereby represents and warrants to the Company, severally and not jointly, as of the respective Closing, as follows:

4.1.         Organization; Authorization. The Purchaser is duly organized, validly existing and, if applicable, in good standing under the laws of the jurisdiction in which it has been incorporated and has full power and authority to enter into the Transaction Agreements. The Transaction Agreements to which the Purchaser is a party, when executed and delivered by the Purchaser, will constitute valid and legally binding obligations of the Purchaser, enforceable in accordance with their terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and any other laws of general application affecting enforcement of creditors’ rights generally, and as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

4.2.         No Conflict; Consents. The execution, delivery and performance by the Purchaser of the Transaction Agreements to which it is a party and the consummation of the transactions contemplated by such Transaction Agreements do not and will not (a) result in any conflict with, or a breach or violation, with or without the passage of time and giving of notice, of any of the terms, conditions or provisions of, or give rise to rights to others (including rights of termination, cancellation or acceleration) under: (i) the governing documents of the Purchaser, if applicable; (ii) any judgment, injunction, order, writ, decree or ruling of any court or governmental authority, domestic or foreign, to which the Purchaser is subject; (iii) any material contract or agreement, lease, license or commitment to which the Purchaser is a party or by which it is bound; (iv) any applicable law; or (b) require the consent, approval or authorization of, registration, qualification or filing with, or notice to any person or any federal, state, local or foreign governmental authority or regulatory authority or agency, on the part of the Purchaser, which has not heretofore been obtained or made or will be obtained or made prior to the Closing.

4.3.         Investment Entirely for Own Account. This Agreement is made with the Purchaser in reliance upon the Purchaser’s representation to the Company, which by the Purchaser’s execution of this Agreement, the Purchaser hereby confirms, that the Purchased Shares will be acquired for investment for the Purchaser’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, the Purchaser further represents that the Purchaser does not currently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Purchased Shares. The Purchaser has not been formed for the specific purpose of acquiring the Purchased Shares.

4.4.         Disclosure of Information. The Purchaser has had an opportunity to discuss the Company’s business, properties, prospects, technology, plans, management, financial affairs and the terms and conditions of the offering of the Purchased Shares with the Company’s management. The Purchaser acknowledges that any projections provided (if any) by the Company are uncertain in nature, and that some or all of the assumptions underlying such projections may not materialize or will vary significantly from actual results.

4.5.         Investment Experience; Accredited Investor; Non-U.S. Person. The Purchaser is an investor in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating and understanding the merits and risks of the investment in the shares purchased hereunder. The Purchaser is either (i) an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act, or (ii) a Non U.S. Person as defined under Regulation S promulgated under the Securities Act. To the extent that the Purchaser is a non U.S. Person, such Purchaser (x) is not acquiring the shares purchased hereunder for the account or benefit of any U.S. Person, (y) is not, at the time of execution of this Agreement, and will not be, at the time of the applicable Closing, in the United States and (z) is not a “distributor” (as defined in Regulation S promulgated under the Securities Act).

4.6.         No Public Market. The Purchaser understands that no public market now exists for the Purchased Shares, and that the Company has made no assurances that a public market will ever exist for the Purchased Shares. The Purchased Shares have not been and will not be registered under the U.S. Securities Act of 1933 (together with the rules and regulations promulgated thereunder, all as amended, the “Securities Act”) or any state securities laws and, therefore, cannot be resold unless they are registered under the Securities Act and applicable state securities laws or unless an exemption from such registration requirements is available. Purchaser is aware that, except as set forth in the Rights Agreement, the Company is under no obligation to effect any such registration or to file for or comply with any exemption from registration. The sale and issuance of the Purchased Shares have not been registered under the Securities Act by reason of a specific exemption from registration which depends upon, among other things, the accuracy of the Purchaser’s representations as expressed herein.

4.7.         Legends. The Purchased Shares, and (if applicable) any securities issued in respect of or exchange for the foregoing may be notated with the following or a similar legend as well as other legends as may be required by applicable securities laws: “THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO TRANSFER OF SUCH SHARES MAY BE AFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.”

4.8.         Exculpation among Purchasers. The Purchaser is not relying upon any other Purchaser in making its investment or decision to invest in the Company. Neither of the other Purchasers nor the respective controlling persons, officers, directors, partners, agents, employees or legal or other advisors of any such other Purchasers shall be liable to the Purchaser for any action heretofore taken or omitted to be taken by any of them in connection with the purchase of the shares purchased hereunder.

5.              Conditions of Closing of the Purchasers.

The Purchasers’ obligations to transfer the Purchase Price and to purchase the Purchased Shares at the Closing are subject to the fulfillment of the following conditions, any one or more of which may be waived in whole or in part by the Majority Purchaser(s), at its sole discretion:

5.1.        Representations and Warranties Correct. The representations and warranties made by the Company in Section 3 hereof, and the representations and warranties made by the Purchasers in Section 4 hereof shall be true and correct when made and shall be true and correct as of the Closing Date, and the Purchasers shall have received a certificate dated as of the Closing and signed on behalf of the Company to that effect as specified in Section 5.8 below.

5.2.         Covenants. All covenants, agreements and conditions contained in the Transaction Agreements to be performed or complied with or delivered by the Company, on or prior to the Closing shall have been performed or complied with on or prior to the Closing.

5.3.          Restated Articles. The Restated Articles shall have been duly authorized and executed.

5.4.        Rights Agreement. The Company, each Purchaser (other than the Purchaser relying upon this condition to excuse such Purchaser’s performance hereunder), and the requisite shareholders of the Company to amend the Rights Agreement shall have executed and delivered the Rights Agreement.

5.5.         Corporate Proceedings. All corporate and other proceedings in connection with the transactions contemplated by the Transaction Agreements and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to the Majority Purchaser(s), and the Majority Purchaser(s) shall have received all such counterpart originals or certified or other copies of such documents as the of the Majority Purchaser(s) may reasonably request.

5.6.         Performance. The Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by them on or before the Closing.

5.7.         Qualifications. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of any state that are required in connection with the consummation of the transactions contemplated by this Agreement and the Rights Agreement will have been obtained by the Company as of the Closing.

5.8.         Compliance Certificate. The CEO of the Company shall execute on behalf of the Company and deliver to the Purchasers at the Closing a certificate stating that the conditions specified in Section 5.1, 5.2, 5.3, 5.5 and 5.6 have been fulfilled.

5.9.          Issuance of Purchased Shares; The Company shall have taken all actions required for the issuance, at the Closing, of the Purchased Shares.

6.             Conditions of Closing of the Company.

The Company’s obligation to sell and issue the Purchased Shares at the Closing is subject to the fulfillment of the following conditions:

6.1.          Representations. The representations and warranties made by the Purchasers in Section 4 hereof shall be true and correct as of such Closing.

6.2.         Covenants. All covenants, agreements and conditions contained in the Transaction Agreements to be performed by the Purchasers on or prior to the Closing shall have been performed or complied with.

6.3.          Rights Agreement. Each Purchaser shall have executed and delivered the Rights Agreement.

7.             Indemnification.

7.1.         Each Purchaser shall have the right to rely fully upon all representations, warranties and covenants of the Company (the “Indemnitor”) contained in this Agreement.

7.2.         The Indemnitor shall indemnify each Purchaser against, and hold each Purchaser (including for Losses incurred by its shareholders, limited and general partners, directors and effacers) harmless from all claims, actions, suits, deficiencies, judgments, settlements, damages, expenses, losses, costs, liabilities, and/or other reasonable expenses (collectively, “Losses”) resulting from, or arising out of, a breach or misrepresentations of any Company’s representations, warranties or covenants made in this Agreement, and all actions, suits, proceedings, judgments, costs and legal or other reasonable expenses (collectively, “Expenses”) or the enforcement of the provisions hereof to the extent that the Purchaser is a prevailing party.

7.3.          If any claim, suit, action or other proceeding to which the indemnity set forth herein applies is brought against a Purchaser, such Purchaser shall give the Company prompt notice of the same (a “Claims Notice”). Upon first becoming aware of the circumstances upon which such claim is based, which Claims Notice shall describe in reasonable detail the facts and circumstances upon which the asserted claim for indemnification is based and thereafter use commercially reasonable efforts to keep the Indemnitor duly informed with respect thereto. In the event that such Claims Notice results from a third party claim against the Purchaser, the Purchaser shall upon first becoming aware of the commencement of proceedings by such third party provide the Indemnitor with the Claims Notice and the Indemnitor shall, upon Purchaser’s request, assume the defense thereof (at Indemnitor’s expense), with counsel reasonably satisfactory to such Purchaser, and the fees and expenses of such counsel shall be at the sole cost and expense of the Indemnitor’s. The Purchasers shall have the right to retain its own counsel, at the reasonable expense of the Indemnitor within the indemnification limitations herein, if representation of the Purchaser by the counsel retained by the Indemnitor would be inappropriate due to actual conflicting interests between the Indemnitor and any other party represented by such counsel in such proceeding. Failure of Purchaser to give the Indemnitor prompt notice or to keep it informed as provided herein shall not relieve the Indemnitor of any of its obligations hereunder.

7.4.         Notwithstanding anything to the contrary contained in this Agreement, other than in the case of fraud, intentional misrepresentation and willful misconduct (A) the Company’s aggregate liability under this Section 7 shall be limited to an amount equal to the Purchase Price actually received by the Company, plus reimbursement of expenses (including reasonable legal fees and costs) actually incurred by the Purchasers as evidenced by invoices and receipts, in an amount not to exceed the lower of (i) 10% of the invested amount, and (ii) US$10,000 (the “Expenses Cap”) and; (B) no claims for indemnification shall be brought unless the aggregate amount of such claim(s) shall exceed US$100,000 (at which point claims may be made for the full amount of any Loss from the “first Dollar”). Notwithstanding anything to the contrary, the representations and warranties of the Company shall survive the execution and delivery of this Agreement and remain in full force and effect until the lapse of nine (9) months from the date of the Closing (the “Survival Period”), whereupon such representations and warranties of and the liability of the Company shall expire and be of no further force and effect; and (ii) in no case shall the Company be liable for any incidental, indirect or consequential losses and damages.

8.             Miscellaneous.

8.1.         Governing Law; Jurisdiction. This Agreement shall be governed by and construed according to the laws of the State of Israel, without regard to the conflict of laws provisions thereof. The parties hereby irrevocably and unconditionally submit to the exclusive jurisdiction of courts in the Tel-Aviv – Jaffa District in respect of any matter arising in connection with this Agreement.

8.2.         Successors and Assigns. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto (including transferees of any Purchased Shares or Ordinary Shares into which any portion of Purchased Shares have been converted). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns, any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

8.3.         Entire Agreement; Amendment. This Agreement and the other documents delivered pursuant hereto at the Closing constitute the full and entire understanding and agreement between the parties hereto with regard to the subjects hereof and thereof. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the Company and the Majority Purchaser(s).

8.4.         Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be telecopied or mailed by registered or certified mail, postage prepaid, or otherwise delivered by hand or by messenger, addressed to such party’s address as set forth below or at such other address as the parties hereto shall have furnished to each other in writing in accordance with this provision:

if to the Purchasers:	to the address set forth in Exhibit A or Exhibit A-1

If to the Company:	Silentium Ltd.
5 Golda Meir St.
Ness-Ziona, Israel 7403649
Attn: Yoel Naor
E-mail: Yoel@Silentium.com

with a copy to (which shall not constitute a notice):
Goldfarb, Gross, Seligman & Co.
One Azrieli Center, Round Building.
Tel Aviv 6701101, Israel
Tel: +972-3- 6074547
Fax:+972-3-6074566
Attn: Shlomo Farkas, Adv.
E-mail: Shlomo.Farkas@goldfarb.com

Any notice sent in accordance with this Section 8.4. shall be effective (i) if mailed, seven (7) business days after mailing, (ii) if sent by messenger, upon delivery, (iii) if sent via telecopier, upon transmission and electronic confirmation of receipt or (if transmitted and received on a non-business day) on the first business day following transmission and electronic confirmation of receipt (provided, however, that any notice of change of address shall only be valid upon receipt), and (iv) if sent by electronic mail, one day after transmission.

8.5.         Delays or Omissions. Except as expressly provided herein, no delay or omission to exercise any right, power or remedy accruing to any party to this Agreement upon any breach or default of any other party under this Agreement, shall impair any such right, power or remedy of such non-defaulting party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default therefore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party to this Agreement, shall be cumulative and not alternative.

8.6.         Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

8.7.         Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective or binding on the parties if it materially changes the economic benefit of this Agreement to any party.

8.8.         Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not considered in construing or interpreting this Agreement.

8.9.         Survival of Warranties. The warranties, representations and covenants of the Company contained in or made pursuant to this Agreement shall survive the Closing and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Purchaser or the Company.

8.10.     Expenses. Each party hereto shall pay its own expenses in connection with the registration and preparation of this Agreement the consummation of the transactions contemplated hereby.

8.11.       Confidentiality. Each party hereto agrees, that it shall at all times keep confidential and not divulge or make accessible or use any nonpublic material information concerning or relating to the business or financial affairs of the other parties to the Transaction Agreements, to which such party has been or will become privy by reasons relating to the Agreements, to anyone, except (i) to its employees and advisors in such capacity as required to perform its obligations hereunder, (ii) if required by law provided that prior written notice and an opportunity to oppose such disclosure is given, (iii) its limited partners or investors solely on a need to know basis and provided that no confidential information of the Company shall be included in such disclosure, or (iv) with the prior written consent of the other party.

8.12.        Waiver of Conflicts. Each party to this Agreement acknowledges that Goldfarb Gross Seligman & Co. (“Goldfarb”), outside counsel to the Company, represents certain stakeholders of the Company. The applicable rules of professional conduct require that Goldfarb inform the parties hereunder of this representation and obtain their consent where a conflict of interest exists. The Company and each Purchaser hereby (a) acknowledge that they have had an opportunity to ask for and have obtained information relevant to such representation, including disclosure of the reasonably foreseeable adverse consequences of such representation; and (b) give their informed consent to such representation by Goldfarb in this transaction.

[Signature pages follow]

[Signature page — Silentium - Series C SPA — Company]

The foregoing Agreement is hereby executed as of the date first above written.

COMPANY:

/s/ Yoel Naor
SILENTIUM LTD.

By: Yoel Naor
Title: Chief Executive Officer

1

[Signature page — Silentium - Series C SPA — Purchasers]

PURCHASERS:

Black Inc.
(print name of shareholder)

Purchase Amount ($)	$260,000.00

ID of the individuals / Registration Numbers of corporations		-

/s/ Larry Krauss
(signature)
By:	Larry Krauss
Title:	aso

[Signature page — Silentium - Series C SPA — Purchasers]

PURCHASERS:

Terra Venture Partners SCA (in liquidation)
(print name of shareholder)

Purchase Amount ($)	233,760

ID of the individuals / Registration Numbers of corporations

/s/ Astorre Modena
(signature)
By:	Astorre Modena
Title:

[Signature page — Silentium - Series C SPA — Purchasers]

PURCHASERS:

Terra Venture Partners LP (in liquidation)
(print name of shareholder)

Purchase Amount ($)	66,240

ID of the individuals / Registration Numbers of corporations

/s/ Astorre Modena
(signature)
By:	Astorre Modena
Title:

[Signature page — Silentium - Series C SPA — Purchasers]

PURCHASERS:

Astorre and Luisa Modena
(print name of shareholder)

Purchase Amount ($)	100,000

ID of the individuals / Registration Numbers of corporations

/s/ Astorre and Luisa Modena
(signature)
By:	Astorre and Luisa Modena
Title:

[Signature page — Silentium - Series C SPA — Purchasers]

PURCHASERS:

Maria Mayer Modena
(print name of shareholder)

Purchase Amount ($)	100,000

ID of the individuals / Registration Numbers of corporations

/s/ Maria Mayer Modena
(signature)
By:
Title:

[Signature page — Silentium - Series C SPA — Purchasers]

PURCHASERS:

Sarah Louise Nathan
(print name of shareholder)

Purchase Amount ($)	50,000

ID of the individuals / Registration Numbers of corporations

/s/ SLNathan
(signature)
By:	SLNathan
Title:

[Signature page — Silentium - Series C SPA — Purchasers]

PURCHASERS:

Jacques Spijer
(print name of shareholder)

Purchase Amount ($)	50,000

ID of the individuals / Registration Numbers of corporations

/s/ Jacques Spijer
(signature)
By:	Jacques Spijer
Title:

[Signature page — Silentium - Series C SPA — Purchasers]

PURCHASERS:

Simon Haggiag
(print name of shareholder)

Purchase Amount ($)	$300,000.00

ID of the individuals / Registration Numbers of corporations

/s/ Simon Haggiag
(signature)
By:	Simon Haggiag
Title:	Principal

[Signature page — Silentium - Series C SPA — Purchasers]

PURCHASERS:

Hallfield Holdings Limited
(print name of shareholder)

Purchase Amount ($)	$300,000.00

ID of the individuals / Registration Numbers of corporations

/s/ Nicholas Pell
(signature)
By:	Nicholas Pell
Title:	Authorised signatory of Mehi River, corporate director

[Signature page — Silentium - Series C SPA — Purchasers]

PURCHASERS:

Batten Trustee Ltd as trustee for Arrow Trust
(print name of shareholder)

Purchase Amount ($)	$150,000.00

ID of the individuals / Registration Numbers of corporations

/s/ Richard Taylor		/s/ Pravir Tesiram
(signature)
By:	Richard Taylor	Pravir Tesiram
Title:	Director	Director

[Signature page — Silentium - Series C SPA — Purchasers]

PURCHASERS:

Alan Franco
(print name of shareholder)

Purchase Amount ($)	$25,000.00

ID of the individuals / Registration Numbers of corporations

/s/ Alan Franco
(signature)
By:	Alan Franco
Title:	individual investor

[Signature page — Silentium - Series C SPA — Purchasers]

PURCHASERS:

Terra Group

ALPHA Beteiligungs and Verwaltungsgesellscaft.m.b.H

By:	/s/ Clemente Corsini
Name:	Clemente Corsini
Title:	Managing Director

[Signature page — Silentium - Series C SPA — Purchasers]

PURCHASERS:

Heliant Investment Management Limited, iVentures Asia, Heliant Ventures Ltd, Heliant Ventures II Ltd

/s/ Benjamin Eli Weiss

Benjamin Eli Weiss
Director

[Signature page — Silentium - Series C SPA — Purchasers]

PURCHASERS:

Manikandan Natarajan
(print name of shareholder)

Purchase Amount ($)	50,000.00

ID of the individuals / Registration Numbers of corporations

/s/ Manikandan Natarajan
(signature)
By:	Manikandan Natarajan
Title:

[Signature page — Silentium - Series C SPA — Purchasers]

PURCHASERS:

Qin Sigang

/s/ Qin Sigang
Qin Sigang
Dr. Sigang Qin

[Signature page — Silentium - Series C SPA — Purchasers]

PURCHASERS:

Haihong China Co., Limited
(print name of shareholder)

Purchase Amount ($)	72,000.00

ID of the individuals / Registration Numbers of corporations

/s/ Kim Young Jun
(signature)
By:	Kim Young Jun
Title:	Director

[Signature page — Silentium - Series C SPA — Purchasers]

PURCHASERS:

Peng Jianhu

/s/ Peng Jianhu

[Signature page — Silentium - Series C SPA — Purchasers]

PURCHASERS:

(Anna) Yue Lei Shen
(print name of shareholder)

Purchase Amount ($)	870,000 USD

ID of the individuals / Registration Numbers of corporations

/s/ (Anna) Yue Lei Shen		Subject to being appointed as the board member for the expert seat position on the Company’s board of Directors.
(signature)
By:	(Anna) Yue Lei Shen
Title:	Miss

[Signature page — Silentium - Series C SPA — Purchasers]

PURCHASERS:

Palisades Capital LLC
(print name of shareholder)

Purchase Amount ($)	$10,000.00

ID of the individuals / Registration Numbers of corporations

/s/ Zev Safran
(signature)
By:	Zev Safran
Title:	Manager

[Signature page — Silentium - Series C SPA — SAFE Holders]

SAFE Holder:

Black Inc.
(Print Name)

/s/ Larry Krauss
(Signature)
By:	Larry Krauss
Title:	aso

[Signature page — Silentium - Series C SPA — SAFE Holders]

SAFE Holder:

Sigang Qin
(Print Name)

/s/ Qin Sigang
(Signature)
By:	Sigang Qin
Title:	Dr.

[Signature page — Silentium - Series C SPA — SAFE Holders]

SAFE Holder:

Heliant Investment Management Limited, iVentures Asia, Heliant Ventures Ltd, Heliant Ventures II Ltd

/s/ Benjamin Eli Weiss
Benjamin Eli Weiss Director